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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)         February 6, 2001
                                                 -------------------------------

                           InSite Vision Incorporated
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             (Exact name of registrant as specified in its charter)

                  Delaware                                       0-22332                                94-3015807
---------------------------------------------- -------------------------------------------- ----------------------------------------
        (State or Other Jurisdiction                           (Commission                             (IRS Employer
              of Incorporation)                               File Number)                          Identification No.)

965 Atlantic Avenue, Alameda, California                          94501
-----------------------------------------------             --------------------
(Address of Principal Executive Offices)                        (Zip Code)

Registrant's telephone number, including area code:      (510) 865-8800
                                                      --------------------------

                                 Not applicable
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          (Former name or former address, if changed since last report)


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ITEM 5. Other Events.

     On February 6, 2001, the Registrant issued a press release and distributed a letter to its stockholders.

     On February 2, 2001, the Registrant issued a press release relating to the filing of a shelf registration statement on Form S-3 registering $40,000,000 of its Common Stock.

     On December 14, 2000, the Registrant issued a press release relating to the return of all rights for the ISV-900 technology to the Registrant.

ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibits.

        (c)  Exhibits.

             Exhibit No.                        Description
             -----------                        -----------
               99.1          Letter to Stockholders, mailed February 6, 2001.

               99.2          Press Release of the Registrant, dated February 2, 2001,
                             relating to filing of Shelf Registration Statement on Form
                             S-3.

               99.3          Press Release of the Registrant, dated December 14, 2000,
                             relating to relating to the return of all rights for the
                             ISV-900 technology to the Registrant.
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       INSITE VISION INCORPORATED


Dated:  February 6, 2001               By: /s/ S. Kumar Chandrasekaran
                                           -------------------------------------
                                           S. Kumar Chandrasekaran, Ph. D.
                                           Chief Executive Officer

                                       2

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                                  EXHIBIT INDEX


Exhibit No.                        Description
-----------                        -----------
  99.1          Letter to Stockholders, mailed February 6, 2001.

  99.2 Press Release of the Registrant, dated February 2, 2001, relating to filing of Shelf Registration Statement on Form
                S-3.

  99.3 Press Release of the Registrant, dated December 14, 2000, relating to relating to the return of all rights for the ISV-900 technology to the Registrant.